               ALLMERICA SELECT LIFE (SELECT LIFE II)

               ALLMERICA SELECT LIFE SEPARATE ACCOUNT
                               OF
        ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
           FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

            SUPPLEMENT TO PROSPECTUS DATED APRIL 29, 2005

                            * * *

Effective November 15, 2005, the AllianceBernstein Growth and Income Portfolio and AllianceBernstein Large Cap Growth Portfolio adopted new investment objectives, as described below.

Due to this change in the investment policies of a the AllianceBernstein Growth and Income Portfolio and AllianceBernstein Large Cap Growth Portfolio, you may have the right to a free transfer. If the Owner has values allocated to the Sub-Account investing in the AllianceBernstein Growth and Income Portfolio and AllianceBernstein Large Cap Growth Portfolio, the Company will transfer it without charge on written request by the Owner to another Sub-Account(s) or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of this notice of the Owner's right to transfer.

The investment objectives of the AllianceBernstein Variable Products Series Fund, Inc. listed under the section entitled "INVESTMENT OBJECTIVES AND POLICIES" are amended to read in its entirety as follows:

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO - seeks to provide long-term growth of capital.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO - seeks to provide long-term growth of capital.

For more information, see the Prospectus Supplement for AllianceBernstein Variable Products Series Fund dated August 10, 2005.

If you should have any questions, please call 1-800-366-1492 for assistance.

                            * * *

SUPPLEMENT DATED NOVEMBER 15, 2005

AFLIAC/FAFLIC ALLMERICA SELECT LIFE (SELECT LIFE II)